DUNHAM FUNDS

Dunham Real Estate Stock Fund

Class A (DAREX)

Class C (DCREX)

Class N (DNREX)

Supplement dated September 23, 2015 to the Summary Prospectus dated February 27, 2015 (the “Summary Prospectus”) and Statutory Prospectus dated February 27, 2015, as amended April 24, 2015 (the “Statutory Prospectus”).  This Supplement updates and supersedes any contrary information contained in the Summary Prospectus or Statutory Prospectus.

Effective immediately, all references to Scott C. Westphal as Portfolio Manager to the Dunham Real Estate Stock Fund (the “Fund”) are hereby removed.

You should read this Supplement in conjunction with the Summary Prospectus, Statutory Prospectus and Statement of Additional Information dated February 27, 2015, as amended, which provide information that you should know about the Fund before investing and should be retained for future reference. These documents are available upon request and without charge by calling the Dunham Funds at (888) 3DUNHAM (338-6426).